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                                                                   Exhibit 10.24

October 8, 2004                                                     Confidential

Paul F. Walsh
Chairman and Chief
Executive Officer
eFunds Corporation
8501 North Scottsdale Road
Suite 300
Scottsdale, Arizona 85253

Dear Mr. Walsh,

I hereby resign, effective October 31, 2004, from further employment with eFunds Corporation and its affiliated entities.

                                             /s/ Michael A. Feliciano
                                             Michael A. Feliciano
                                             Senior Vice President and Division
                                             Executive -- Electronic Payments